EXHIBIT 99.3
CERTIFICATE OF INCORPORATION
OF
REHABCARE MERGER SUB CORPORATION
     THE UNDERSIGNED, being a natural person, hereby certifies, for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), that:
     FIRST: The name of the Corporation is RehabCare Merger Sub Corporation.
     SECOND: The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, City of Dover, County of Kent, Delaware, Delaware. The name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.
     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
     FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000 shares, all of which shall be designated “Common Stock”, having a par value of $0.01 per share. Except as otherwise provided by law, the shares of stock of the Corporation may be issued by the Corporation from time to time in such amounts, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.
     FIFTH: The name and mailing address of the incorporator is Kevin T. Crews, Esq., Weil, Gotshal & Manges, LLC, 200 Crescent Court, Suite 300, Dallas, TX, 75201.
     SIXTH: In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained elsewhere in this Certificate of Incorporation, Bylaws of the Corporation may be adopted, amended or repealed by a majority of the Board of Directors of the Corporation, but any Bylaws adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon. Election of directors need not be by written ballot.
     SEVENTH: (a) A director of the Corporation shall not be personally liable either to the Corporation or to any stockholder for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, or (ii) for acts or omissions which are not in good faith or which involve intentional misconduct or knowing violation of the law, or (iii) for any matter in respect of which such director shall be liable under Section 174 of the

DGCL or any amendment thereto or successor provision thereto, (iv) for any transaction from which the director shall have derived an improper personal benefit; or (v) to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Neither amendment nor repeal of this paragraph (a) nor the adoption of any provision of the Certificate of Incorporation of the Corporation inconsistent with this paragraph (a) shall eliminate or reduce the effect of this paragraph (a) in respect of any matter occurring, or any cause of action, suit or claim that, but for this paragraph (a) of this Article Seventh, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
     (b) The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by law, and the Corporation may adopt Bylaws or enter into agreements with any such person for the purpose of providing for such indemnification.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation on this ___day of October, 2009.

Kevin T. Crews
Sole Incorporator

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